SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549





                                    FORM 8-K





                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 or 15(d)
                      OF THE SEURITIES EXCHANGE ACT OF 1934



                       Date of Report:  November 12, 1999



                               SEMCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)




          MICHIGAN           0-8503             38-2144267
     (State  or  other     (Commission     (I.R.S.  Employer
     jurisdiction  of     File  Number)     Identification  No.)
     incorporation)




     405  WATER  STREET,  PORT  HURON,  MICHIGAN     48060
     (Address  of  principal  executive  offices)     (Zip  Code)



     Registrant's  telephone  number,  including  area  code     810-987-2200

ITEM  2.     ACQUISITION  OF  ASSETS.

     On November 1, 1999, SEMCO Energy, Inc. ("SEMCO Energy") closed on its previously announced acquisition of ENSTAR Natural Gas Company and Alaska Pipeline Company (together known as "ENSTAR"). The Anchorage-based natural gas distribution and natural gas transmission companies were formerly owned by Ocean Energy, Inc. SEMCO Energy acquired ENSTAR for approximately $290.5 million in cash, which includes adjustments for working capital and the purchase of approximately $58.7 million of ENSTAR debt held by Ocean Energy, and the accrued interest thereon.

     The acquisition was approved by the Regulatory Commission of Alaska and the Federal Trade Commission and has been financed initially through a short-term credit facility from a syndicate of banks until permanent financing of equity and long-term debt is arranged. With the completion of the acquisition, the Company will be reorganized so that ENSTAR Natural Gas Company and SEMCO Energy Gas Company operate as divisions of SEMCO Energy and Alaska Pipeline Company operates as a subsidiary of SEMCO Energy. The acquisition will be accounted for using the purchase method of accounting.

     Within 60 days of the date of this report, SEMCO Energy will file a Form 8-K containing ENSTAR's combined statements of financial position as of September 30, 1999, December 31, 1998 and December 31, 1997, and the related combined statements of income and cash flows for each of the years in the three-year period ended December 31, 1998 and for the nine months ended September 30, 1999 and 1998. In addition, the Form 8-K will include a pro forma combined statement of financial position as of September 30, 1999 and pro forma statements of income for the year ended December 31, 1998 and the nine months ended September 30, 1999.


ITEM  7.(c)     EXHIBITS.
     99.1     Regulatory  Commission  of  Alaska  Order  Approving Applications,
Subject  to  Conditions;  and  Requiring  Filings.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SEMCO  Energy,  Inc.
                                             (Registrant)


Dated:  November  12,  1999               By:/s/Sebastian Coppola
                                             _________________________________
                                             Sebastian  Coppola
                                             Senior  Vice  President  and
                                             Chief  Financial  Officer

                                  EXHIBIT INDEX
                                    Form 8-K
                                November 12, 1999

     -  4  -

                                                       EXHIBIT INDEX
                                                         Form 8-K
                                                     November 12, 1999





Exhibit No.  Description                                                                             Filed
-----------  ---------------------------------------------------------------------   --------------------------------------
                                                                                     Herewith                  By Reference
                                                                                     ---------                 ------------
   99.1       Regulatory Commission of Alaska Order Approving Applications,              X
              Subject to Conditions; and Requiring Filings.